Exhibit 99.1

Contact:
Mike Willoughby	Todd Fromer / Garth Russell
Chief Executive Officer	Investor Relations
or Thomas J. Madden	KCSA Strategic Communications
Chief Financial Officer	(212) 896-1215 / (212) 896-1250
(972) 881-2900	tfromer@kcsa.com / grussell@kcsa.com

PFSweb Reports Third Quarter 2013 Results

- - -

Strong Recent Client Wins Expected to Fuel Future Growth

Allen, Texas, November 14, 2013 — PFSweb, Inc. (Nasdaq: PFSW), an international provider of end-to-end eCommerce solutions, today announced its financial results for the quarter ended September 30, 2013.

“During the third quarter, we continued to make progress toward driving PFSweb to sustainable, profitable, long-term growth through new and expanded client relationships and our continued focus on driving operational efficiencies through the business,” stated Mike Willoughby, Chief Executive Officer of PFSweb. “In September, we signed a contract to develop and deploy an end-to-end solution for the United States Mint. The contract win came on the heels of a number of successful program launches during the period, including TJ Maxx and two L’Oreal USA brands: Clarisonic and em michelle phan. We believe our recent success in winning new business and launching new programs demonstrates the quality of our eCommerce solutions and the traction we enjoy in the marketplace. Our current business pipeline remains strong at approximately $45 million in average annual contract value based on client projections, following the transition of the United States Mint into implementation status.”

Mr. Willoughby continued, “Our financial results for the quarter ended September 2013 were impacted by previously announced client transitions, partially offset by growth in new and existing clients, including project work, and the impact of our ongoing cost control efforts. As previously mentioned, we expect to see sequential improvement in the fourth quarter as we realize further benefit from new and expanded client relationships and also experience higher volumes during the holiday season. Based on our projections, we are reiterating our 2013 Service Fee Equivalent Revenue guidance of $110 million to $115 million and our Adjusted EBITDA guidance of $9 million to $10.5 million, and currently expect to be toward the higher end of the range for both targets.”

Summary of consolidated results for the third quarter ended September 30, 2013:

•	Service Fee revenue decreased 15% to $23.9 million, compared to $28.3 million for the same period in 2012; Service Fee Equivalent Revenue (as defined) decreased 17% to $25.2 million, compared to $30.2 million for the same period in 2012;

•	Total revenue decreased 17% to $53.6 million, compared to $64.8 million for the third quarter of 2012;

•	Adjusted EBITDA (as defined) decreased to $1.4 million, compared to $2.8 million for the same period in 2012;

•	Net loss was $2.0 million, or $0.12 per basic and diluted share, compared to net loss of $0.4 million, or $0.03 per basic and diluted share, for the third quarter of 2012;

•	Non-GAAP net loss (as defined) was $1.3 million, or $0.08 per basic and diluted share, compared to non-GAAP net loss of 62,000, or less than $0.01 per basic and diluted share, for the quarter ended September 30, 2012.

Summary of consolidated results for the nine months ended September 30, 2013:

•	Service Fee revenue decreased 7% to $78.7 million, compared to $85.0 million for the same period in 2012; Service Fee Equivalent Revenue (as defined) decreased 10% to $83.2 million, compared to $92.0 million for the same period in 2012;

•	Total revenue decreased 15% to $174.9 million, compared to $204.6 million for the first nine months of 2012;

•	Adjusted EBITDA (as defined) decreased to $6.8 million, compared to $8.2 for the same period in 2012;

•	Net loss was $5.5 million, or $0.38 per basic and diluted share, compared to net loss of $2.2 million, or $0.17 per basic and diluted share, for the same period in 2012;

•	Non-GAAP net loss (as defined) was $1.7 million, or $0.12 per basic and diluted share, compared to non-GAAP net income of $0.2 million, or $0.01 per basic and diluted share, for the 2012 period.

Mr. Willoughby continued, “Looking toward 2014, we expect to complete our recovery from the impact of the previously announced client transitions as we benefit from our 2013 restructuring activities and the onset of new client contracts, including the United States Mint. At this time, we are targeting 2014 Service Fee Equivalent Revenue to be in the range of $127 million to $133 million and Adjusted EBITDA to be in the range of $12 million to $14 million. With the anticipated launch of the United States Mint contract in the third quarter of 2014, we expect the new contract revenue to be substantially back-loaded during the year.”

Conference Call Information

Management will host a conference call at 11:00 am Eastern Time (10:00 am Central Time) on Thursday, November 14, 2013, to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter pin number 93467776 at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com or www.kcsa.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.

A digital replay of the conference call will be available through December 14, 2013 at (855) 859-2056, pin number 93467776. The replay also will be available at the Company’s website for a limited time.

Non-GAAP Financial Measures

This news release may contain certain non-GAAP measures, including non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA and Service Fee Equivalent Revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, restructuring and other charges, lease termination costs and certain move related expenses.

EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, restructuring and other charges, lease termination costs and certain move related expenses.

Service Fee Equivalent Revenue represents service fee revenue plus the gross profit earned on product revenue.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and Service Fee Equivalent Revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, restructuring and other charges, lease termination costs and certain move related expenses and EBITDA and Adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service Fee Equivalent Revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

About PFSweb, Inc.

PFSweb is engaged by iconic brands to enable and manage customized eCommerce and omni-channel commerce initiatives. PFSweb’s iCommerce Hub(SM) technology ecosystem offers retailers a multi-channel order management system that allows partner/client data integration and international payment processing. PFSweb’s iCommerce Professional Service(SM) provides interactive marketing services, eCommerce web site development and support services, IT development services, product content management, customer intelligence and relationship and account management services. PFSweb’s iCommerce Centers of Excellence(SM) provides global fulfillment and logistics, high-touch customer care and client financial services.

Together, PFSweb’s iCommerce Solutions allow for international reach and expertise in both direct-to-consumer and business-to-business initiatives. PFSweb supports organizations across multiple industries including Procter & Gamble, L’Oreal, LEGO, Columbia Sportswear, Sorel, Carter’s, AAFES, Riverbed, Ricoh, Hawker Beechcraft Corp, Roots Canada Ltd., Diageo, BCBGMAXAZRIA, BCBGENERATION, HERVÉ LÉGER BY MAX AZRIA, The TJX Companies, Inc., T.J. Maxx, and the United States Mint. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Canada, Belgium, and the Philippines.

To find out more about PFSweb (NASDAQ: PFSW), visit the company’s website at http://www.PFSweb.com.

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2012 and Quarterly Report on Form 10-Q for the three and six months ended June 30, 2013 identify certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual and Quarterly Reports of the Company and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

(Financial Tables Below)

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
REVENUES:
Product revenue, net	$21,495	$27,476	$69,660	$91,450
Service fee revenue	23,908	28,260	78,708	85,022
Pass-thru revenue	8,150	9,018	26,511	28,121

Total revenues	53,553	64,754	174,879	204,593

COSTS OF REVENUES:
Cost of product revenue	20,221	25,538	65,215	84,483
Cost of service fee revenue	16,196	20,777	53,265	63,130
Cost of pass-thru revenue	8,150	9,018	26,511	28,121

Total costs of revenues	44,567	55,333	144,991	175,734

Gross profit	8,986	9,421	29,888	28,859
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,656	9,401	34,395	29,807

Income (loss) from operations	(1,670)	20	(4,507)	(948)
INTEREST EXPENSE (INCOME), NET	162	236	564	758

Income (loss) before income taxes	(1,832)	(216)	(5,071)	(1,706)
INCOME TAX PROVISION (BENEFIT)	120	154	411	457

NET INCOME (LOSS)	$(1,952)	$(370)	$(5,482)	$(2,163)

NON-GAAP INCOME (LOSS)	$(1,342)	$(62)	$(1,742)	$167

NET INCOME (LOSS) PER SHARE:
Basic	$(0.12)	$(0.03)	$(0.38)	$(0.17)

Diluted	$(0.12)	$(0.03)	$(0.38)	$(0.17)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	16,121	12,783	14,490	12,777

Diluted	16,121	12,783	14,490	12,777

EBITDA	$767	$2,522	$3,026	$5,886

ADJUSTED EBITDA	$1,377	$2,830	$6,766	$8,216

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2012.

PFSweb, Inc. and Subsidiaries

Reconciliation of certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
NET INCOME (LOSS)	$(1,952)	$(370)	$(5,482)	$(2,163)
Income tax expense	120	154	411	457
Interest expense, net	162	236	564	758
Depreciation and amortization	2,437	2,502	7,533	6,834

EBITDA	$767	$2,522	$3,026	$5,886
Stock-based compensation	610	308	1,195	1,014
Restructuring and other charges	—	—	2,545	—
Lease terminations costs	—	—	—	450
Move related expenses	—	—	—	866

ADJUSTED EBITDA	$1,377	$2,830	$6,766	$8,216

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
NET INCOME (LOSS)	$(1,952)	$(370)	$(5,482)	$(2,163)
Stock-based compensation	610	308	1,195	1,014
Restructuring and other charges	—	—	2,545	—
Lease terminations costs	—	—	—	450
Move related expenses	—	—	—	866

NON-GAAP INCOME (LOSS)	$(1,342)	$(62)	$(1,742)	$167

NET INCOME (LOSS) PER SHARE:
Basic	$(0.12)	$(0.03)	$(0.38)	$(0.17)

Diluted	$(0.12)	$(0.03)	$(0.38)	$(0.17)

NON-GAAP INCOME (LOSS) Per Share:
Basic	$(0.08)	$(0.00)	$(0.12)	$0.01

Diluted	$(0.08)	$(0.00)	$(0.12)	$0.01

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2013	2012	2013	2012
TOTAL REVENUES	$53,553	$64,754	$174,879	$204,593
Pass-thru revenue	(8,150)	(9,018)	(26,511)	(28,121)
Cost of product revenue	(20,221)	(25,538)	(65,215)	(84,483)

SERVICE FEE EQUIVALENT REVENUE	$25,182	$30,198	$83,153	$91,989

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Condensed Consolidated Balance Sheets

(In Thousands, Except Share Data)

	September 30,	December 31,
	2013	2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$21,293	$19,626
Restricted cash	466	283
Accounts receivable, net of allowance for doubtful accounts of $367 and $450 at September 30, 2013 and December 31, 2012, respectively	37,715	45,684
Inventories, net of reserves of $1,688 and $1,789 at September 30, 2013 and December 31, 2012, respectively	17,326	24,654
Other receivables	7,645	7,675
Prepaid expenses and other current assets	4,590	4,346

Total current assets	89,035	102,268
PROPERTY AND EQUIPMENT, net	26,667	27,917
OTHER ASSETS	2,880	3,286

Total assets	118,582	133,471

LIABILITIES AND SHAREHOLDERS EQUITY

CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,820	$16,660
Trade accounts payable	26,153	40,493
Deferred revenue	9,166	6,648
Accrued expenses	21,299	23,097

Total current liabilities	65,438	86,898
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,473	5,400
DEFERRED REVENUE	6,177	7,562
DEFERRED RENT	5,142	5,560

Total liabilities	80,230	105,420

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 16,199,431 and 12,812,386 shares issued at September 30, 2013 and December 31, 2012, respectively; and 16,165,964 and 12,778,919 shares outstanding as of September 30, 2013 and December 31, 2012, respectively	16	13
Additional paid-in capital	121,663	106,018
Accumulated deficit	(84,891)	(79,409)
Accumulated other comprehensive income	1,689	1,554
Treasury stock at cost, 33,467 shares	(125)	(125)

Total shareholders’ equity	38,352	28,051

Total liabilities and shareholders’ equity	$118,582	$133,471

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Consolidating Statements of Operations

For the Three Months Ended September 30, 2013

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$21,495	$—	$21,495
Service fee revenue	22,123	1,785	—	23,908
Service fee revenue—affiliate	2,198	312	(2,510)	—
Pass-thru revenue	8,150	—	—	8,150

Total revenues	32,471	23,592	(2,510)	53,553

COSTS OF REVENUES:
Cost of product revenue	—	20,221	—	20,221
Cost of service fee revenue	16,634	1,862	(2,300)	16,196
Cost of pass-thru revenue	8,150	—	—	8,150

Total costs of revenues	24,784	22,083	(2,300)	44,567

Gross profit	7,687	1,509	(210)	8,986
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	9,510	1,356	(210)	10,656

Income (loss) from operations	(1,823)	153	—	(1,670)
INTEREST EXPENSE (INCOME), NET	11	151	—	162

Income (loss) before income taxes	(1,834)	2	—	(1,832)
INCOME TAX PROVISION (BENEFIT)	58	62		120

NET INCOME (LOSS)	$(1,892)	$(60)	$—	$(1,952)

NON-GAAP NET INCOME (LOSS)	$(1,282)	$(60)	$—	$(1,342)

EBITDA	$576	$191	$—	$767

ADJUSTED EBITDA	$1,186	$191	$—	$1,377

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,892)	$(60)	$—	(1,952)
Income tax expense (benefit)	58	62	—	120
Interest expense (income), net	11	151	—	162
Depreciation and amortization	2,399	38	—	2,437

EBITDA	$576	$191	$—	$767
Stock-based compensation	610	—	—	610
Restructuring and other charges	—	—	—	—

ADJUSTED EBITDA	$1,186	$191	$—	$1,377

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,892)	$(60)	$—	$(1,952)
Stock-based compensation	610	—	—	610
Restructuring and other charges	—	—	—	—

NON-GAAP NET INCOME (LOSS)	$(1,282)	$(60)	$—	$(1,342)

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Preliminary Unaudited Consolidating Statements of Operations

For the Nine Months Ended September 30, 2013

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$69,660	$—	$69,660
Service fee revenue	73,868	4,840	—	78,708
Service fee revenue—affiliate	6,467	1,110	(7,577)	—
Pass-thru revenue	26,511	—	—	26,511

Total revenues	106,846	75,610	(7,577)	174,879

COSTS OF REVENUES:
Cost of product revenue	—	65,215	—	65,215
Cost of service fee revenue	54,815	5,161	(6,711)	53,265
Cost of pass-thru revenue	26,511	—	—	26,511

Total costs of revenues	81,326	70,376	(6,711)	144,991

Gross profit	25,520	5,234	(866)	29,888
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	30,673	4,588	(866)	34,395

Income (loss) from operations	(5,153)	646	—	(4,507)
INTEREST EXPENSE (INCOME), NET	113	451	—	564

Income (loss) before income taxes	(5,266)	195	—	(5,071)
INCOME TAX PROVISION (BENEFIT)	200	211	—	411

NET INCOME (LOSS)	$(5,466)	$(16)	$—	$(5,482)

NON-GAAP NET INCOME (LOSS)	$(1,726)	$(16)	$—	$(1,742)

EBITDA	$2,264	$762	$—	$3,026

ADJUSTED EBITDA	$6,004	$762	$—	$6,766

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(5,466)	$(16)	$—	(5,482)
Income tax expense (benefit)	200	211	—	411
Interest expense (income), net	113	451	—	564
Depreciation and amortization	7,417	116	—	7,533

EBITDA	$2,264	$762	$—	$3,026
Stock-based compensation	1,195	—	—	1,195
Restructuring and other charges	2,545	—	—	2,545

ADJUSTED EBITDA	$6,004	$762	$—	$6,766

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(5,466)	$(16)	$—	$(5,482)
Stock-based compensation	1,195	—	—	1,195
Restructuring and other charges	2,545	—	—	2,545

NON-GAAP NET INCOME (LOSS)	$(1,726)	$(16)	$—	$(1,742)

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended September 30, 2012

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$27,476	$—	$27,476
Service fee revenue	28,260	—	—	28,260
Service fee revenue—affiliate	1,034	143	(1,177)	—
Pass-thru revenue	9,018	—	—	9,018

Total revenues	38,312	27,619	(1,177)	64,754

COSTS OF REVENUES:
Cost of product revenue	—	25,538	—	25,538
Cost of service fee revenue	21,336	143	(702)	20,777
Cost of pass-thru revenue	9,018	—	—	9,018

Total costs of revenues	30,354	25,681	(702)	55,333

Gross profit	7,958	1,938	(475)	9,421
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	8,526	1,350	(475)	9,401

Income (loss) from operations	(568)	588	—	20
INTEREST EXPENSE (INCOME), NET	49	187	—	236

Income (loss) before income taxes	(617)	401	—	(216)
INCOME TAX PROVISION (BENEFIT)	(23)	177	—	154

NET INCOME (LOSS)	$(594)	$224	$—	$(370)

NON-GAAP NET INCOME (LOSS)	$(286)	$224	$—	$(62)

EBITDA	$1,908	$614	$—	$2,522

ADJUSTED EBITDA	$2,216	$614	$—	$2,830

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(594)	$224	$—	(370)
Income tax expense (benefit)	(23)	177	—	154
Interest expense (income), net	49	187	—	236
Depreciation and amortization	2,476	26	—	2,502

EBITDA	$1,908	$614	$—	$2,522
Stock-based compensation	308	—	—	308

ADJUSTED EBITDA	$2,216	$614	$—	$2,830

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(594)	$224	$—	$(370)
Stock-based compensation	308	—	—	308

NON-GAAP NET INCOME (LOSS)	$(286)	$224	$—	$(62)

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Nine Months Ended September 30, 2012

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$91,450	$—	$91,450
Service fee revenue	85,022	—	—	85,022
Service fee revenue—affiliate	3,620	451	(4,071)	—
Pass-thru revenue	28,121	—		28,121

Total revenues	116,763	91,901	(4,071)	204,593

COSTS OF REVENUES:
Cost of product revenue	—	84,483	—	84,483
Cost of service fee revenue	64,879	451	(2,200)	63,130
Cost of pass-thru revenue	28,121	—	—	28,121

Total costs of revenues	93,000	84,934	(2,200)	175,734

Gross profit	23,763	6,967	(1,871)	28,859
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	26,659	5,019	(1,871)	29,807

Income (loss) from operations	(2,896)	1,948	—	(948)
INTEREST EXPENSE (INCOME), NET	140	618	—	758

Income (loss) before income taxes	(3,036)	1,330	—	(1,706)
INCOME TAX PROVISION (BENEFIT)	(92)	549	—	457

NET INCOME (LOSS)	$(2,944)	$781	$—	$(2,163)

NON-GAAP NET INCOME (LOSS)	$(614)	$781	$—	$167

EBITDA	$3,872	$2,014	$—	$5,886

ADJUSTED EBITDA	$6,202	$2,014	$—	$8,216

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(2,944)	$781	$—	(2,163)
Income tax expense (benefit)	(92)	549	—	457
Interest expense (income), net	140	618	—	758
Depreciation and amortization	6,768	66	—	6,834

EBITDA	$3,872	$2,014	$—	$5,886
Stock-based compensation	1,014	—	—	1,014
Lease termination costs	450	—	—	450
Move related expenses	866			866

ADJUSTED EBITDA	$6,202	$2,014	$—	$8,216

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(2,944)	$781	$—	$(2,163)
Stock-based compensation	1,014	—	—	1,014
Lease termination costs	450	—	—	450
Move related expenses	866			866

NON-GAAP NET INCOME (LOSS)	$(614)	$781	$—	$167

Note:	Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of September 30, 2013

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$14,845	$6,448	$—	$21,293
Restricted cash	—	466	—	466
Accounts receivable, net	26,840	11,600	(725)	37,715
Inventories, net	—	17,326	—	17,326
Other receivables	—	7,645	—	7,645
Prepaid expenses and other current assets	3,204	1,386	—	4,590

Total current assets	44,889	44,871	(725)	89,035
PROPERTY AND EQUIPMENT, net	26,406	261	—	26,667
RECEIVABLE/INVESTMENT IN AFFILIATES	13,992	—	(13,992)	—
OTHER ASSETS	2,787	93	—	2,880

Total assets	88,074	45,225	(14,717)	118,582

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$4,094	$4,726	$—	$8,820
Trade accounts payable	6,142	20,736	(725)	26,153
Deferred revenue	9,161	5	—	9,166
Accrued expenses	15,306	5,993	—	21,299

Total current liabilities	34,703	31,460	(725)	65,438
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,473	—	—	3,473
PAYABLE TO AFFILIATES	—	23,045	(23,045)	—
DEFERRED REVENUE	6,177	—	—	6,177
DEFERRED RENT	5,142	—	—	5,142

Total liabilities	49,495	54,505	(23,770)	80,230

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	16	19	(19)	16
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	121,663	28,060	(28,060)	121,663
Retained earnings (accumulated deficit)	(84,664)	(40,623)	40,396	(84,891)
Accumulated other comprehensive income	1,689	2,264	(2,264)	1,689
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	38,579	(9,280)	9,053	38,352

Total liabilities and shareholders’ equity	$88,074	$45,225	$(14,717)	$118,582

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2012

(In Thousands)

		Business &
	PFSweb	Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$13,079	$6,547	$—	$19,626
Restricted cash	—	283	—	283
Accounts receivable, net	34,831	11,574	(721)	45,684
Inventories, net	—	24,654	—	24,654
Other receivables	—	7,675	—	7,675
Prepaid expenses and other current assets	2,817	1,529	—	4,346

Total current assets	50,727	52,262	(721)	102,268

PROPERTY AND EQUIPMENT, net	27,651	266	—	27,917
RECEIVABLE/INVESTMENT IN AFFILIATES	13,396	—	(13,396)	—
OTHER ASSETS	3,166	120	—	3,286

Total assets	94,940	52,648	(14,117)	133,471

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$13,072	$3,588	$—	$16,660
Trade accounts payable	12,109	29,105	(721)	40,493
Deferred revenue	6,573	75	—	6,648
Accrued expenses	16,743	6,354	—	23,097

Total current liabilities	48,497	39,122	(721)	86,898
LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	5,400	—	—	5,400
PAYABLE TO AFFILIATES	—	22,795	(22,795)	—
DEFERRED REVENUE	7,562	—	—	7,562
DEFERRED RENT	5,482	78	—	5,560

Total liabilities	66,941	61,995	(23,516)	105,420

COMMITMENTS AND CONTINGENCIES
SHAREHOLDERS’ EQUITY:
Common stock	13	19	(19)	13
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	106,018	28,059	(28,059)	106,018
Retained earnings (accumulated deficit)	(79,461)	(40,606)	40,658	(79,409)
Accumulated other comprehensive income	1,554	2,181	(2,181)	1,554
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	27,999	(9,347)	9,399	28,051

Total liabilities and shareholders’ equity	$94,940	$52,648	$(14,117)	$133,471

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